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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 17, 2003


                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)




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
     STATE OF DELAWARE                             1-4018                           53-0257888
(State or other jurisdiction                    (Commission                        (IRS Employer
     of incorporation)                          File Number)                      Identification No.)
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
    280 Park Avenue, New York, NY                                                    10017
(Address of principal executive offices)                                            (Zip Code)
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Registrant's telephone number, including area code:  (212) 922-1640
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Item 9.  Regulation FD Disclosure

         The following information required to be disclosed under Item 12, "Results of Operations and Financial Condition" is being furnished under Item 9, "Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

         On July 17, 2003, Dover Corporation issued a press release announcing the Company's financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DOVER CORPORATION
                                                     (Registrant)


Date:    July 18, 2003                   By: /s/Joseph W. Schmidt
                                             -----------------------------------
                                             Joseph W. Schmidt, Vice President,
                                             General Counsel & Secretary
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                                  EXHIBIT INDEX

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EXHIBIT NO.                DESCRIPTION
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
99.1 Press Release dated July 17, 2003, announcing the Company's consolidated financial results for the quarter ended June 30, 2003.
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